                                      PROSPECTUS
--------------------------------------------------------------------------------
     February 3, 1997


[LOGO]

                                   NEUBERGER & BERMAN
                                   INCOME FUNDS-Registered Trademark-


Neuberger&Berman
          CASH RESERVES







                                                              No Sales Charges
                                                              No Redemption Fees
                                                              No 12b - 1 Fees

            Neuberger&Berman

INCOME FUNDS

          A No-Load Income Fund

----------------------------------------------------------------------

Neuberger&Berman CASH RESERVES-REGISTERED TRADEMARK-

   INITIAL PURCHASE -- $2,000 MINIMUM
   GIFT PROGRAMS AND IRAS -- $250 MINIMUM
   CALL 800-877-9700

----------------------------------------------------------------------

   Neuberger&Berman CASH RESERVES (the "Fund") invests all of its net investable assets in Neuberger&Berman CASH RESERVES Portfolio (the "Portfolio"), a series of Income Managers Trust ("Managers Trust"), an open-end management investment company managed by Neuberger&Berman Management Incorporated ("N&B Management"). The Portfolio invests in securities in accordance with an investment objective, policies, and limitations identical to those of its corresponding Fund. The investment performance of the Fund directly corresponds with the investment performance of its corresponding Portfolio. This "master/feeder fund" structure is different from that of many other investment companies which directly acquire and manage their own portfolios of securities. For more information on this structure that you should consider, see "Summary" on page 3 and "Information Regarding Organization, Capitalization, and Other Matters" on page 26.
   The Fund is a no-load mutual fund, so you pay no sales commissions or other charges when you buy or redeem shares. The Fund does not pay a "12b-1 fee" to promote or distribute its shares. The Fund declares income dividends daily and pays them monthly.
   Please read this Prospectus before investing in the Fund and keep it for future reference. It contains information about the Fund that a prospective investor should know before investing. A Statement of Additional Information ("SAI"), dated February 3, 1997, is on file with the Securities and Exchange Commission ("SEC"). The SAI is incorporated herein by reference (so it is legally considered a part of this Prospectus). You can obtain a free copy of the SAI by calling N&B Management at 800-877-9700. AN INVESTMENT IN THE FUND, AS IN ANY MUTUAL FUND, IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO MAINTAIN A NET ASSET VALUE OF $1.00 PER SHARE, THERE IS NO ASSURANCE IT WILL BE ABLE TO DO SO.
   The SEC maintains a Website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding the Fund and Portfolio.

        PROSPECTUS DATED FEBRUARY 3, 1997, AS SUPPLEMENTED APRIL 7, 1997

   MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

    SUMMARY                                   3
The Fund and Portfolio                        3
Risk Factors                                  4
Management                                    4
    EXPENSE INFORMATION                       5
Shareholder Transaction Expenses for
 the Fund                                     5
Annual Fund Operating Expenses                5
Example                                       6
    FINANCIAL HIGHLIGHTS                      7
Selected Per Share Data and Ratios            7
Cash Reserves                                 8
    INVESTMENT PROGRAM                       10
Short-Term Trading                           11
Ratings of Securities                        11
Borrowings                                   11
Other Investments                            11
    PERFORMANCE INFORMATION                  12
Yield                                        12
Yield Information                            12
    HOW TO BUY SHARES                        13
By Mail                                      13
By Wire                                      13
Other Information                            14
    HOW TO SELL SHARES                       15
By Mail or Facsimile Transmission
 (Fax)                                       15
By Telephone                                 16
By Check                                     17
Other Information                            17

    SHAREHOLDER SERVICES                     19
Systematic Withdrawal Plans                  19
Retirement Plans                             19
Electronic Bank Transfers                    19
Internet Access                              19

    SHARE PRICES AND
    NET ASSET VALUE                          20

    DIVIDENDS, OTHER DISTRIBUTIONS,
    AND TAXES                                21
Distribution Options                         21
Taxes                                        22

    MANAGEMENT AND ADMINISTRATION            23
Trustees and Officers                        23
Investment Manager, Administrator,
 Distributor, and Sub-Adviser                23
Expenses                                     24
Transfer and Shareholder Servicing
 Arrangements                                25

    INFORMATION REGARDING
    ORGANIZATION, CAPITALIZATION,
    AND OTHER MATTERS                        26
The Fund                                     26
The Portfolio                                27

    DESCRIPTION OF INVESTMENTS               29

    USE OF JOINT STATEMENT OF
    ADDITIONAL INFORMATION                   33

    DIRECTORY                                34

SUMMARY

          The Fund and Portfolio

----------------------------------------------------------------------

   The Fund is a series of Neuberger&Berman Income Funds (the "Trust") and invests in the Portfolio which, in turn, invests in securities in accordance with an investment objective, policies, and limitations that are identical to those of the Fund. This is sometimes called a master/feeder fund structure, because the Fund "feeds" shareholders' investments into the Portfolio, a "master" fund. The structure looks like this:
                           --------------------------
                                  SHAREHOLDERS
                           --------------------------
                             (arrow) BUY SHARES IN
                           --------------------------
                                      Fund
                           --------------------------
                               (arrow) INVESTS IN
                           --------------------------
                                   Portfolio
                           --------------------------
                               (arrow) INVESTS IN
                           --------------------------
                       Debt Securities & Other Securities
                           --------------------------
   The trustees who oversee the Fund believe that this structure may benefit shareholders; investment in the Portfolio by investors in addition to the Fund may enable the Portfolio to achieve economies of scale that could reduce expenses. For more information about the organization of the Fund and the Portfolio, including certain features of the master/feeder fund structure, see "Information Regarding Organization, Capitalization, and Other Matters" on page 26.
   The following table is a summary highlighting features of the Fund and the Portfolio. Of course, there can be no assurance that the Fund will meet its investment objective.

NEUBERGER&BERMAN    INVESTMENT            PRINCIPAL PORTFOLIO   OTHER
INCOME FUNDS        OBJECTIVE             INVESTMENTS           INFORMATION
------------------------------------------------------------------------------------
MONEY MARKET FUNDS
CASH RESERVES       Highest current       High-quality money    Seeks to maintain a
                    income consistent     market instruments    constant share price
                    with safety and       of government and     of $1.00;
                    liquidity             non-government        dollar-weighted
                                          issuers               average portfolio
                                                                maturity of up to 90
                                                                days

          Risk Factors

----------------------------------------------------------------------

   An investment in the Fund involves certain risks, depending upon the types of investments made by the Portfolio. The Portfolio invests in fixed income securities, which are likely to decline in value in times of rising market interest rates and to rise in value in times of falling interest rates. In general, the longer the maturity of a fixed income security, the more pronounced is the effect of a change in interest rates on the value of the security. For more details about the Portfolio, its investments and their risks, see "Investment Program" on page 10 and "Description of Investments" on page 29.

          Management

----------------------------------------------------------------------

   N&B Management, with the assistance of Neuberger&Berman, LLC ("Neuberger&Berman") as sub-adviser, selects investments for the Portfolio. N&B Management also provides administrative services to the Portfolio and the Fund and acts as distributor of Fund shares. See "Management and Administration" on page 23. If you want to know how to buy and sell shares of the Fund or exchange them for shares of other Neuberger&Berman Funds-Registered Trademark-, see "How to Buy Shares" on page 13 and "How to Sell Shares" on page 15.

EXPENSE INFORMATION
   This section gives you certain information about the expenses of the Fund and its Portfolio. See "Performance Information" for important facts about the Fund's investment performance, after taking expenses into account.

          Shareholder Transaction Expenses for The Fund

----------------------------------------------------------------------

   As shown by this table, the Fund imposes no transaction charges when you buy or sell Fund shares.

Sales Charge Imposed on Purchases                    NONE
Sales Charge Imposed on Reinvested Dividends         NONE
Deferred Sales Charges                               NONE
Redemption Fees                                      NONE
Exchange Fees                                        NONE

   If you want to redeem shares by wire transfer, the Fund's transfer agent charges a fee (currently $8.00) for each wire redemption. Shareholders who have one or more accounts in the Neuberger&Berman Funds aggregating $200,000 or more in value are not charged for wire redemptions; the $8.00 fee is borne by N&B Management.

          Annual Fund Operating Expenses
          (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

--------------------------------------------------------------------------------

   The following table shows annual Total Operating Expenses for the Fund, which are paid out of the assets of the Fund and which include the Fund's pro rata portion of the Total Operating Expenses of the Portfolio. The Fund pays N&B Management an administration fee based on the Fund's average daily net assets. The Portfolio pays N&B Management a management fee based on the Portfolio's average daily net assets; a pro rata portion of this fee is borne indirectly by the Fund. Therefore, the table combines management and administration fees. The Fund and Portfolio also incur other expenses for things such as accounting and legal fees, maintaining shareholder records, and furnishing shareholder statements and Fund reports. "Total Operating Expenses" exclude interest, taxes, brokerage commissions, and extraordinary expenses. The Fund's expenses are factored into their share prices and dividends and are not charged directly to Fund shareholders. For more information, see "Management and Administration" and the SAI.

NEUBERGER&BERMAN                   MANAGEMENT AND     12B-1   OTHER    TOTAL OPERATING
INCOME FUNDS                    ADMINISTRATION FEES   FEES   EXPENSES     EXPENSES
--------------------------------------------------------------------------------------
CASH RESERVES                          0.50%*         None    0.15%        0.65%*

*REFLECTS N&B MANAGEMENT'S EXPENSE REIMBURSEMENT UNDERTAKING DESCRIBED BELOW

   Total Operating Expenses for the Fund are based upon administration fees incurred by the Fund and management fees incurred by the Portfolio during the past fiscal year and any current expense reimbursement undertaking. "Other Expenses" are based on the Fund's and Portfolio's expenses for the past fiscal year. The trustees of the Trust believe that the aggregate per share expenses of the Fund and Portfolio will be approximately equal to the expenses the Fund would incur if its assets were invested directly in the type of securities held by the Portfolio. The trustees of the Trust also believe that investment in the Portfolio by investors in addition to the Fund may enable the Portfolio to achieve economies of scale which could reduce expenses. The expenses and, accordingly, the returns of other funds that may invest in the Portfolio may differ from those of the Fund.
   The previous table reflects N&B Management's voluntary undertaking to reimburse CASH RESERVES, for the Fund's Total Operating Expenses and the Fund's pro rata share of the Portfolio's Total Operating Expenses which, in the aggregate, exceed 0.65% per annum of the Fund's average daily net assets. The undertaking can be terminated by N&B Management by giving the Fund at least 60 days' prior written notice. Absent the reimbursement, Management and Administration Fees would be 0.52%, and Total Operating Expenses would be 0.67%, per annum of the average daily net assets of CASH RESERVES, based upon the expenses of the Fund for its 1996 fiscal year..
   For more information about the current expense reimbursement undertaking, see "Expenses" on page 24.

          Example

----------------------------------------------------------------------

   To illustrate the effect of Total Operating Expenses, let's assume that the Fund's annual return is 5% and that it had Total Operating Expenses described in the table above. For every $1,000 you invested in the Fund, you would have paid the following amounts of total expenses if you closed your account at the end of each of the following time periods:

NEUBERGER&BERMAN
INCOME FUNDS                               1 YEAR    3 YEARS    5 YEARS   10 YEARS
----------------------------------------------------------------------------------
CASH RESERVES                               $ 7        $21        $36       $81

   The assumption in this example of a 5% annual return is required by regulations of the SEC applicable to all mutual funds. THE INFORMATION IN THE PREVIOUS TABLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN; ACTUAL EXPENSES OR RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN, AND MAY CHANGE IF THE EXPENSE REIMBURSEMENT CHANGES.

FINANCIAL HIGHLIGHTS

          Selected Per Share Data and Ratios

----------------------------------------------------------------------

   The financial information in the following tables is for the Fund as of October 31, 1996 and includes data related to the Fund before it was converted into a series of the Trust on July 2, 1993. This information has been audited by the Fund's independent auditors. You may obtain, at no cost, further information about the performance of the Fund in its annual report to shareholders. The auditors' report is incorporated in the SAI by reference to the annual report. Please call 800-877-9700 for free copies of the annual report and for up-to-date information. Also, see "Performance Information."

FINANCIAL HIGHLIGHTS
Neuberger&Berman
          Cash Reserves
--------------------------------------------------------------------------------
   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with the Portfolio's Financial Statements and notes thereto.

                                                                                                           Period from
                                                                                                        April 12, 1988(4)
                                                        Year Ended October 31,                           to October 31,
                                1996(1)  1995(1)  1994(1)  1993(1)   1992     1991     1990     1989          1988
                                -----------------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Year                           $1.0000  $1.0000  $1.0001  $1.0001  $1.0000  $1.0000  $1.0001  $1.0000       $1.0000
                                -----------------------------------------------------------------------------------------
Income From Investment
 Operations
    Net Investment Income         .0486    .0529    .0327    .0263    .0363    .0600    .0766    .0866         .0401
    Net Gains or Losses on
     Securities                      --       --       --    .0002    .0002       --       --    .0001            --
                                -----------------------------------------------------------------------------------------
      Total From Investment
       Operations                 .0486    .0529    .0327    .0265    .0365    .0600    .0766    .0867         .0401
                                -----------------------------------------------------------------------------------------
Less Distributions
    Dividends (from net
     investment income)          (.0486)  (.0529)  (.0327)  (.0263)  (.0363)  (.0600)  (.0766)  (.0866)       (.0401)
    Distributions (from net
     capital gains)                  --       --   (.0001)  (.0002)  (.0001)      --   (.0001)      --            --
                                -----------------------------------------------------------------------------------------
      Total Distributions        (.0486)  (.0529)  (.0328)  (.0265)  (.0364)  (.0600)  (.0767)  (.0866)       (.0401)
                                -----------------------------------------------------------------------------------------
Net Asset Value, End of Year    $1.0000  $1.0000  $1.0000  $1.0001  $1.0001  $1.0000  $1.0000  $1.0001       $1.0000
                                -----------------------------------------------------------------------------------------
Total Return(2)                   +4.97%   +5.42%   +3.33%   +2.68%   +3.69%   +6.17%   +7.94%   +9.01%        +4.08%(5)
                                -----------------------------------------------------------------------------------------
Ratios/Supplemental Data
    Net Assets, End of Year
     (in millions)              $ 482.0  $ 408.9  $ 311.9  $ 273.1  $ 261.7  $ 278.9  $ 278.2  $ 267.1       $ 140.9
                                -----------------------------------------------------------------------------------------
    Ratio of Expenses to
     Average Net Assets(3)          .65%     .65%     .65%     .65%     .65%     .65%     .65%     .65%          .60%(6)
                                -----------------------------------------------------------------------------------------
    Ratio of Net Investment
     Income to Average Net
     Assets(3)                     4.86%    5.30%    3.31%    2.63%    3.63%    6.00%    7.66%    8.70%         7.54%(6)
                                -----------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL HIGHLIGHTS

NOTES TO FINANCIAL HIGHLIGHTS
1)The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of the Portfolio's income and expenses.
2)Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For the Fund, total return would have been lower if N&B Management had not reimbursed certain expenses.
3)After reimbursement of expenses by N&B Management. Had N&B Management not undertaken such action the annualized ratios to average daily net assets would have been:

NEUBERGER&BERMAN CASH RESERVES

                                                                                                                  Period from
                                                                                                                 April 12, 1988
                                                         Year Ended October 31,                                  to October 31,
                           1996       1995       1994       1993       1992       1991       1990       1989          1988
                         ------------------------------------------------------------------------------------------------------
Expenses                      .67%       .68%       .71%       .76%       .69%       .69%       .72%       .83%       1.03%
                         ------------------------------------------------------------------------------------------------------
Net Investment Income        4.84%      5.27%      3.25%      2.52%      3.59%      5.96%      7.59%      8.52%       7.11%
                         ------------------------------------------------------------------------------------------------------

4)The date investment operations commenced.
5)Not annualized.
6)Annualized.

INVESTMENT PROGRAM
   The investment policies and limitations of the Fund are identical to those of the Portfolio. The Fund invests only in the Portfolio. Therefore, the following shows you the kinds of securities in which the Portfolio invests. For an explanation of some types of investments, see "Description of Investments" on page 29.
   Investment policies and limitations of the Fund and Portfolio are not fundamental unless otherwise specified in this Prospectus or the SAI.
Fundamental policies may not be changed without shareholder approval. A non-fundamental policy or limitation may be changed by the trustees of the Trust or of Managers Trust without shareholder approval.
   The investment objective of the Fund and Portfolio is not fundamental. There can be no assurance that the Fund or Portfolio will achieve its objective. The Fund, by itself, does not represent a comprehensive investment program.
   Additional investment techniques, features, and limitations concerning the Portfolio's investment program are described in the SAI.
   The value of fixed income securities is likely to rise in times of falling market interest rates and fall in times of rising interest rates. Investments in shorter-term income securities normally are less affected by interest rate changes than are investments in longer-term securities. The value of income securities is also affected by changes in the creditworthiness of the issuer.
   The investment objective of Neuberger&Berman CASH RESERVES and Neuberger&Berman CASH RESERVES Portfolio is to provide the highest current income consistent with safety and liquidity.
   The Portfolio invests in a portfolio of debt instruments with remaining maturities of 397 days or less and maintains a dollar-weighted average portfolio maturity of not more than 90 days. The Portfolio uses the amortized cost method of valuation to enable the Fund to maintain a stable $1.00 share price. Of course, there is no guarantee that the Fund will be able to maintain a $1.00 share price.
   The Portfolio invests in high-quality U.S. dollar-denominated money market instruments of U.S. and foreign issuers, including governments and their agencies and instrumentalities, banks and other financial institutions, and corporations, and may invest in repurchase agreements with respect to these instruments. The Portfolio may invest 25% or more of its total assets in U.S. Government and Agency Securities or in certificates of deposit or bankers' acceptances issued by domestic branches of U.S. banks. The Portfolio may also invest in municipal obligations that otherwise meet its criteria for quality and maturity.

          Short-Term Trading

----------------------------------------------------------------------

   Although the Portfolio does not purchase securities with the intention of profiting from short-term trading, the Portfolio may sell portfolio securities prior to maturity when N&B Management believes that such action is advisable.

          Ratings of Securities

----------------------------------------------------------------------

    HIGH-QUALITY DEBT SECURITIES. High-quality debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization ("NRSRO") such as S&P, Moody's, Fitch Investors Service L.P., or Duff & Phelps Credit Rating Co. in one of the two highest rating categories (the highest category in the case of commercial paper) or, if not rated by any NRSRO, such as U.S. Government and Agency Securities, have been determined by N&B Management to be of comparable quality. If two or more NRSROs have rated a security, at least two of them must rate it as high quality if the security is to be eligible for purchase by the Portfolio.
   Further information regarding the ratings assigned to securities purchased by the Portfolio and their meaning is included in the SAI and in the Fund's annual report.

          Borrowings

----------------------------------------------------------------------

   The Portfolio has a fundamental policy that it may not borrow money, except that it may (1) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (2) enter into reverse repurchase agreements for any purpose, so long as the aggregate amount of borrowings and reverse repurchase agreements does not exceed one-third of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). As a non-fundamental policy, the Portfolio may not purchase portfolio securities if its outstanding borrowings, including reverse repurchase agreements, exceed 5% of its total assets. Dollar rolls are treated as reverse repurchase agreements for purposes of this limitation.

          Other Investments

----------------------------------------------------------------------

   For temporary defensive purposes, the Portfolio may invest up to 100% of its total assets in cash or cash equivalents, commercial paper, U.S. Government and Agency Securities and certain other money market instruments, as well as repurchase agreements on U.S. Government and Agency Securities, and may adopt a shorter than normal weighted average maturity.

PERFORMANCE INFORMATION

   The performance of the Fund can be measured as YIELD or as TOTAL RETURN. The Portfolio invests in various kinds of fixed income securities, so its performance is related to changes in interest rates. Generally, investments in shorter-term income securities are less affected by interest rate changes than are investments in longer-term income securities. For this reason, longer-term bond funds usually have higher yields and carry more interest-rate risk than shorter-term bond funds. Money market funds, which seek to maintain a stable share price and invest only in income securities with remaining maturities of 397 days or less, have the least interest-rate risk. The creditworthiness of issuers of income securities also affects risk; for example, U.S. Government and Agency securities are generally considered to have less credit risk than investment grade bonds.
   The table under "Summary -- The Fund and Portfolio" shows the investment objective, principal types of investments, and comparative information for the Fund and Portfolio. This should help you decide whether the Fund fits your needs. For more detailed information, see "Investment Program" and "Description of Investments." Further information regarding the Fund's performance is presented in its annual report to shareholders, which is available without charge by calling 800-877-9700.
   Past results do not, of course, guarantee future performance. Share prices may vary, and your shares when redeemed may be worth more or less than your original purchase price.

          Yield

----------------------------------------------------------------------

   YIELD refers to the income generated by an investment over a particular period of time, which is annualized (assumed to have been generated for one year) and expressed as an annual percentage rate. EFFECTIVE YIELD is yield assuming that all distributions are reinvested. Annualized yields for the Fund based on the return for a recent seven-day period are called CURRENT YIELDS.

          Yield Information

----------------------------------------------------------------------

   You can obtain current performance information about the Fund by calling N&B Management at 800-877-9700. N&B Management has reimbursed the Fund for certain expenses, which has the effect of increasing its yield.

HOW TO BUY SHARES
   You can buy shares of the Fund directly by mail, wire, or telephone or through an exchange of shares with another Neuberger&Berman Fund. If you are investing through a retirement plan, all of these methods of purchasing shares may not be available. Shares are purchased at the next price calculated on a day the New York Stock Exchange ("NYSE") is open, after your purchase order is received and accepted. Prices for shares of Neuberger&Berman CASH RESERVES Fund are calculated as of noon Eastern time.
   N&B Management, in its discretion, may waive the minimum investment requirements.

          By Mail

----------------------------------------------------------------------

   Send your check or money order payable to "Neuberger&Berman Funds" by mail to:
   Neuberger&Berman Funds
   Boston Service Center
   P.O. Box 8403
   Boston, MA 02266-8403

or by overnight courier, U.S. Express Mail, or registered or certified mail to:
   Neuberger&Berman Funds
   c/o State Street Bank and Trust Company
   2 Heritage Drive
   North Quincy, MA 02171

   Be sure to specify the name of the Fund. If this is your FIRST PURCHASE of shares of the Fund, please complete and sign an application for a new Fund account and send it along with a check or money order for a minimum of $2,000. For each ADDITIONAL PURCHASE, please send at least $100 for shares of the Fund. YOUR CHECK OR MONEY ORDER MUST BE MADE PAYABLE ON ITS FACE TO NEUBERGER&BERMAN FUNDS, OTHERWISE IT CANNOT BE ACCEPTED. THIRD PARTY CHECKS WILL NOT BE ACCEPTED. Checks and money orders for the purchase of shares of the Fund are accepted only after the check or money order is received at one of the two addresses shown above.

          By Wire

----------------------------------------------------------------------

   Call 800-877-9700 for instructions on how to wire money to buy shares. Your wire goes to State Street Bank and Trust Company ("State Street") and must include your name, the name of the Fund whose shares you want to buy, and your account number. The minimum for a FIRST PURCHASE of shares of a Fund is $2,000. For an ADDITIONAL PURCHASE, you should wire at least $1,000.

          Other Information

----------------------------------------------------------------------

   / / You must pay  for your shares  in U.S.  dollars by check  or money  order
       (drawn on a U.S. bank), by bank or federal funds wire transfer, or by an electronic bank transfer; cash cannot be accepted.
   / / The Fund has the right to suspend the offering of its shares for a period of time. The Fund also has the right to accept or reject a purchase order in its sole discretion, including certain purchase orders using the exchange privilege.
   / / If you pay by check and your check does not clear, or if you order shares by telephone and fail to pay for them, your purchase will be canceled and you could be liable for any resulting losses or fees the Fund or its agents have incurred. To recover those losses or fees, the Fund has the right to bill you or to redeem shares from your account.
   / / When  you  sign your  application for  a  new Fund  account, you  will be certifying that your Social Security or other taxpayer ID number is correct and that you are not subject to backup withholding.
   / / You   can  also  buy  shares  of  the  Fund  indirectly  through  certain stockbrokers, banks, and other financial institutions, some of which may charge you a fee.
   / / The Fund will not issue a certificate for your shares unless you write to
       State Street and request one. Most shareholders do not want a certificate, because you must present the certificate to sell or exchange the shares it represents. This means that you would be able to sell or exchange those shares only by mail, and not by telephone or fax. If you lose your certificate, you will have to pay the expense of replacing it.
   / / Through an account with an Institution, you may be able to exchange shares of the Fund for shares of another Neuberger&Berman Fund. Investors should consult their Institution for more details.

HOW TO SELL SHARES
   You can sell (redeem) all or some of your shares at any time by mail, fax, or telephone, or by writing a check. HOWEVER, IF YOU HAVE A CERTIFICATE FOR YOUR SHARES (INCLUDING SHARES OF THE FUND'S PREDECESSOR), YOU CAN REDEEM THOSE SHARES ONLY BY SENDING THE CERTIFICATE BY MAIL. You can also sell shares by exchanging them for shares of other Neuberger&Berman Funds.
   TO SELL SHARES HELD IN A RETIREMENT ACCOUNT OR BY A TRUST, ESTATE, GUARDIAN, OR BUSINESS ORGANIZATION, PLEASE CALL 800-877-9700 FOR INSTRUCTIONS. If you are selling shares held through a retirement plan, certain of the methods of selling shares described here may not be available.
   Shares are sold at the next price calculated on a day the NYSE is open, after your sales order is received and accepted. Prices for shares of the Fund are calculated as of noon Eastern time.
   Unless otherwise instructed, the Fund will mail a check for your sales proceeds, payable to the owner(s) shown on your account ("record owner"), to the address shown on your account ("record address"). You may designate in your Fund application a bank account to which, at your request, State Street will transfer your sales proceeds electronically (at no charge to you) or will wire your sales proceeds. State Street currently charges a fee of $8.00 for each wire. However, if you have one or more accounts in the Neuberger&Berman Funds aggregating $200,000 or more in value, you will not be charged for wire redemptions; your $8.00 fee will be paid by N&B Management.
   If you purchased shares indirectly through certain stockbrokers, banks, or other financial institutions, you may sell those shares only through those organizations, some of which may charge you a fee.

          By Mail or Facsimile Transmission (Fax)

----------------------------------------------------------------------

   Write a redemption request letter with your name and account number, the Fund's name, and the dollar amount or number of shares of the Fund you want to sell, together with any other instructions, and send it by mail to:
   Neuberger&Berman Funds
   Boston Service Center
   P.O. Box 8403
   Boston, MA 02266-8403

or by overnight courier, U.S. Express Mail, or registered or certified mail to:
   Neuberger&Berman Funds
   c/o State Street Bank and Trust Company
   2 Heritage Drive
   North Quincy, MA 02171
or by fax, to redeem up to $50,000 worth of shares, to 212-476-8848. Be sure to have all owners sign the request exactly as their names appear on the account and include the certificate for your shares if you have one. If shares are issued in certificate form, they are not eligible to be redeemed by fax. If you have changed the record address by telephone or fax, shares may not be redeemed by fax for 15 days after receipt of the address change. Please call 800-877-9700 to confirm receipt and acceptance of any order submitted by fax.
   To protect you and the Fund against fraud, your signature on a redemption request must have a SIGNATURE GUARANTEE if (1) you want to sell more than $50,000 worth of shares, (2) you want the redemption check to be made out to someone other than the record owner, (3) you want the check to be mailed somewhere other than the record address, or (4) you want the proceeds to be wired or transferred electronically to a bank account not named in your application or in your prior written instruction with a signature guarantee. You can obtain a signature guarantee from most banks, stockbrokers and dealers, credit unions, and financial institutions, but not from a notary public. A redemption request that requires a signature guarantee should be sent by mail.
   For a redemption request sent by FAX, limited to not more than $50,000, the redemption check may be made out only to the record owner and mailed to the record address or the proceeds wired or transferred electronically to a bank account named in your application or in a written instruction from the record owner with a signature guarantee.
   Please call 800-877-9700 for more information about the signature guarantee requirement.

          By Telephone

----------------------------------------------------------------------

   To sell shares worth at least $500, call 800-877-9700, giving your name and account number, the name of the Fund, and the dollar amount or number of shares you want to sell.
   You can sell shares by telephone unless (1) you have declined this service either in your application or later by writing or by submitting an appropriate form to State Street, (2) you have a certificate for such shares, or (3) you want to sell shares from a retirement account. In addition, if you have changed the record address by telephone or fax, shares may not be redeemed by telephone for 15 days after receipt of the address change.
   Please refer to "Additional Information on Telephone Transactions."

          By Check

----------------------------------------------------------------------

   For Neuberger&Berman CASH RESERVES you may sell Fund shares by writing a check for at least $250 on your account. If you requested this service on your application, you will receive a supply of checks. You may write an unlimited number of checks, and there is no charge. Because the amount in your account varies daily, you cannot sell all your shares and close your account by writing a check.

          Other Information

----------------------------------------------------------------------

   / / Usually, redemption proceeds will be mailed on the next business day following the receipt of a proper redemption request, but in any case within three business days of such receipt (under unusual circumstances, the Fund may take longer, as permitted by law). You may also call 800-877-9700 for information on how to receive electronic transfers through your bank.
   / / The Fund may delay paying for any redemption until it is reasonably satisfied that the check used to buy shares has cleared, which may take up to 15 days after the purchase date. So if you plan to sell shares shortly after buying them, you may want to pay for the purchase with a certified check or money order or by wire transfer.
   / / The Fund may suspend redemptions or postpone payments on days when the NYSE is closed (besides weekends and holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
   / / If you sell shares by writing a check on your account for an amount greater than the value of your shares, or if the check is for less than $250 or has an irregularity (such as no signature), your check will be returned to you and you may be charged $15 by redeeming shares with that value from your account. The check writing redemption service may be modified or terminated at any time, or other charges may be imposed on it.
   / / If, because you sold shares, your account balance with the Fund falls below $2,000, the Fund has the right to close your account after giving you at least 60 days' written notice to reestablish the minimum balance. If you do not do so, the Fund may redeem your remaining shares at their price on the date of redemption and will send the redemption proceeds to you.
   / / Through an account with an Institution, you may be able to exchange shares of the Fund for shares of another Neuberger&Berman Fund. Investors should consult their Institution for more details.

                    (This page has been left blank intentionally.)

SHAREHOLDER SERVICES
   Several services are available to assist you in making and managing your investment in the Fund.

          Systematic Withdrawal Plans

----------------------------------------------------------------------

   If you own shares of the Fund worth at least $5,000, you can open a Systematic Withdrawal Plan. Under such a plan, you arrange to withdraw a specific amount (at least $50) on a monthly, quarterly, semi-annual, or annual basis, or you can have your account completely paid out over a specified period of time. You can also arrange for periodic cash withdrawals from your Fund account to pay fees to your financial planner or investment adviser. Call 800-877-9700 for more information.

          Retirement Plans

----------------------------------------------------------------------

   Retirement plans permit you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax-deductible. Please call 800-877-9700 for information on a variety of retirement plans offered by N&B Management, including individual retirement accounts, simplified employee pension plans, self-employed individual retirement plans (so-called "Keogh Plans"), corporate profit-sharing and money purchase pension plans, section 401(k) plans, section 403(b)(7) accounts, and savings incentive match plans for employees (SIMPLE Retirement Plans) -- IRA version only.

          Electronic Bank Transfers

----------------------------------------------------------------------

   You may designate, either in your application or later by writing or by submitting an appropriate form to State Street, a bank account through which State Street will electronically transfer monies to you or from you at pre-set intervals (such as under a Systematic Withdrawal Plan or automatic investing plan or for payment of cash distributions) or upon your request. Please include a voided check with your application. This service is not available for retirement accounts.
   State Street does not charge a fee for this service; however, you should contact your bank to ensure that it is able to process electronic transfers. Please call 800-877-9700 for more information. If you wish to terminate this service, you must call at least 10 calendar days before the next scheduled electronic transfer.

          Internet Access

----------------------------------------------------------------------

   N&B Management now maintains an Internet site on the World Wide Web at HTTP://WWW.NBFUNDS.COM. Fund prices and yields, informative articles, interactive worksheets, and the prospectuses of certain other Neuberger&Berman Funds can be accessed.

SHARE PRICES AND NET ASSET VALUE
   The Fund's shares are bought or sold at a price that is the Fund's net asset value ("NAV") per share. The NAV for the Fund and Portfolio are calculated by subtracting liabilities from total assets (in the case of the Portfolio, the market value of the securities the Portfolio holds plus cash and other assets; in the case of the Fund, its percentage interest in the Portfolio, multiplied by the Portfolio's NAV, plus any other assets). The Fund's per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding and rounding the result to the nearest full cent.
   Neuberger&Berman CASH RESERVES tries to maintain a stable NAV of $1.00 per share. The Portfolio values its securities at their cost at the time of purchase and assumes a constant amortization to maturity of any discount or premium. The Portfolio and the Fund calculate their NAVs as of noon Eastern time on each day the NYSE is open.

DIVIDENDS, OTHER DISTRIBUTIONS,
AND TAXES
   The Fund distributes substantially all of its share of any net investment income (net of the Fund's expenses) and any net capital gains from investment transactions earned or realized by the Portfolio. Income dividends are declared daily for the Fund at the time its NAV is calculated and are paid monthly, and net capital gains, if any, are normally distributed annually in December. Investors who are considering the purchase of Fund shares in December should take this into account because of the tax consequences of such distributions. Investors in the Fund whose purchase orders are converted to "federal funds" by noon Eastern time on any given day will accrue income dividends beginning that day.

          Distribution Options

----------------------------------------------------------------------

    REINVESTMENT IN SHARES. All dividends and other distributions, if any, paid on shares of the Fund are automatically reinvested in additional shares of the Fund, unless you elect to receive them in cash. Dividends are reinvested at the Fund's per share NAV on the last business day of each month. Each other distribution is reinvested at the Fund's per share NAV, usually as of the date the distribution is payable. For RETIREMENT ACCOUNTS, all distributions are automatically reinvested in shares; when you are at least 59 1/2 years old, you can receive distributions in cash without incurring a premature distribution penalty tax.

    DIVIDENDS IN CASH. You may elect to receive dividends in cash, with other distributions being reinvested in additional Fund shares, by checking that election box on your Fund application.

    ALL DISTRIBUTIONS IN CASH. You may elect to receive all dividends and other distributions in cash, by checking that election box on your Fund application.
   Checks for cash dividends and other distributions usually will be mailed no later than seven days after the payable date. However, if you purchased your shares with a check, distributions on those shares may not be paid in cash until the Fund is reasonably satisfied that your check has cleared, which may take up to 15 days after the purchase date. Cash dividends and other distributions may be paid through an electronic transfer to a bank account designated in your Fund application. Call 800-877-9700 for more information. You can change any distribution election by writing to State Street, the Fund's shareholder servicing agent.

          Taxes

----------------------------------------------------------------------

   The Fund intends to continue to qualify for treatment as a regulated investment company for federal income tax purposes so that it will be relieved of federal income tax on that part of its taxable income and realized gains that it distributes to its shareholders.
   Your investment has certain tax consequences, depending on the type of account in which you invest. If you have a qualified RETIREMENT ACCOUNT, taxes are deferred.

    TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax and may also be subject to state and local income taxes. Your distributions are taxable when they are paid, whether in cash or by reinvestment in additional Fund shares, except that distributions declared in December to shareholders of record on a date in that month and paid in the following January are taxable as if they were paid on December 31 of the year in which the distributions were declared.
   For federal income tax purposes, income dividends and distributions of net short-term capital gain and net gains from certain foreign currency transactions are taxed as ordinary income. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), when designated as such, are generally taxed as long-term capital gain, no matter how long you have owned your shares. Distributions of net capital gain may include gains from the sale of portfolio securities that appreciated in value before you bought your shares. The Portfolio may invest in municipal securities. Any distributions of income derived from these securities, however, are not tax-exempt, because the Portfolio does not invest the percentage of its assets in municipal securities that is required under federal tax law in order for the Fund to be eligible to distribute tax-free income.
   Every January, the Fund will send you a statement showing the amount of distributions paid (or deemed paid) to you in the previous year. Information accompanying your statement will show the portion, if any, of those distributions that generally are not subject to state and local income taxes.
   The foregoing is only a summary of some of the important income tax considerations affecting the Fund and its shareholders. See the SAI for additional tax information. There may be other federal, state, local, or foreign tax considerations applicable to a particular investor. Therefore, you should consult your tax adviser.

MANAGEMENT AND ADMINISTRATION

          Trustees and Officers

----------------------------------------------------------------------

   The trustees of the Trust and the trustees of Managers Trust, who are currently the same individuals, have oversight responsibility for the operations of the Fund and the Portfolio, respectively. The SAI contains general background information about each trustee and officer of the Trust and of Managers Trust. The trustees and officers of the Trust and of Managers Trust who are officers and/or directors of N&B Management and/or principals of Neuberger&Berman serve without compensation from the Fund or the Portfolio. The trustees of the Trust and of Managers Trust, including a majority of those trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or Managers Trust, have adopted written procedures reasonably appropriate to deal with potential conflicts of interest between the Trust and Managers Trust, including, if necessary, creating a separate board of trustees of Managers Trust.

          Investment Manager, Administrator,
          Distributor, and Sub-Adviser

----------------------------------------------------------------------

   N&B Management serves as the investment manager of the Portfolio, as administrator of the Fund, and as distributor of the shares of the Fund. N&B Management and its predecessor firms have specialized in the management of no-load mutual funds since 1950. In addition to serving the Portfolio, N&B Management currently serves as investment manager of other mutual funds, including other series of Managers Trust. Neuberger&Berman, which acts as sub-adviser for the Portfolio and other mutual funds managed by N&B Management, also serves as investment adviser of one other investment company. The mutual funds managed by N&B Management and Neuberger&Berman had aggregate net assets of approximately $15.2 billion as of December 31, 1996.
   As sub-adviser, Neuberger&Berman furnishes N&B Management with investment recommendations and research without added cost to the Portfolio. Neuberger&Berman is a member firm of the NYSE and other principal exchanges and may act as the Portfolio's principal broker to the extent that a broker is used in the purchase and sale of portfolio securities and the sale of covered call options. Neuberger&Berman and its affiliates, including N&B Management, manage securities accounts that had approximately $44.7 billion of assets as of December 31, 1996. All of the voting stock of N&B Management is owned by individuals who are principals of Neuberger&Berman.
   Theodore P. Giuliano and Josephine P. Mahaney are primarily responsible for the day-to-day managment of the Portfolio.

   Mr. Giuliano, the President and a Trustee of the Trust and of Managers Trust, is a principal of Neuberger&Berman and a director and Vice President of N&B Management. Mr. Giuliano is the Manager of the Fixed Income Group of Neuberger& Berman, which he helped to establish in 1984. The Fixed Income Group manages fixed income accounts that had approximately $10.5 billion of assets as of December 31, 1996.
   Ms. Mahaney, who has been a Senior Portfolio Manager in the Fixed Income Group since 1984 and a Vice President of N&B Management since November 1994, has been primarily responsible for the Portfolio since October 1992. She was an Assistant Vice President of N&B Management from 1986 to 1994.
   The principals and employees of Neuberger&Berman and officers and employees of N&B Management, together with their families, have invested over $100 million of their own money in Neuberger&Berman Funds.
   To mitigate the possibility that the Portfolio will be adversely affected by employees' personal trading, the Trust, Managers Trust, N&B Management, and Neuberger&Berman have adopted policies that restrict securities trading in the personal accounts of the portfolio managers and others who normally come into possession of information on portfolio transactions.

          Expenses

----------------------------------------------------------------------

   N&B Management provides investment management services to the Portfolio that include, among other things, making and implementing investment decisions and providing facilities and personnel necessary to operate the Portfolio. For investment management services, the Portfolio pays N&B Management a fee at the annual rate of 0.25% of the first $500 million of the Portfolio's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion.
   N&B Management provides administrative services to the Fund that include furnishing similar facilities and personnel for the Fund and performing certain shareholder, shareholder-related and other services. For such administrative services, the Fund pays N&B Management a fee at the annual rate of 0.27% of the Fund's average daily net assets. With the Fund's consent, N&B Management may subcontract to third parties some of its responsibilities to the Fund under the administration agreement. In addition, the Fund may compensate such third parties for accounting and other services. During its 1996 fiscal year, the Fund accrued administration fees, and a pro rata portion of the Portfolio's management fees (prior to any expense reimbursement), of 0.52% of the Fund's average daily net assets.
   The Fund bears all expenses of its operations other than those borne by N&B Management as administrator of the Fund and as distributor of its shares. The Portfolio bears all expenses of its operations other than those borne by N&B Management as investment manager of the Portfolio. These expenses include, but are not limited to, for the Fund and Portfolio, legal and accounting fees and compensation for trustees who are not affiliated with N&B Management; for the Fund, transfer agent fees and the cost of printing and sending reports and proxy materials to shareholders; and for the Portfolio, custodial fees for securities.
   See "Expense Information -- Annual Fund Operating Expenses" for information about how these fees and expenses may affect the value of your investment.
   N&B Management has voluntarily undertaken to reimburse CASH RESERVES, for its Total Operating Expenses, which include its pro rata share of the Portfolio's Total Operating Expenses, which exceed, in the aggregate, 0.65% per annum of the Fund's average daily net assets. N&B Management may terminate this undertaking to the Fund by giving at least 60 days' prior written notice to the Fund. The effect of reimbursement by N&B Management is to reduce the Fund expenses and thereby increase its total return.
   For the fiscal year ended October 31, 1996, the Fund bore aggregate operating expenses of 0.65% as a percentage of its average daily net assets (after taking into consideration N&B Management's expense reimbursements).

          Transfer and Shareholder Servicing Arrangements

----------------------------------------------------------------------

   The Fund's transfer and shareholder servicing agent is State Street. State Street administers purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

INFORMATION REGARDING ORGANIZATION,
CAPITALIZATION, AND OTHER MATTERS

          The Fund

----------------------------------------------------------------------

   The Fund is a separate series of the Trust, a Delaware business trust organized pursuant to a Trust Instrument dated as of December 23, 1992. The Trust is registered under the 1940 Act as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has seven separate series. The Fund invests all of its net investable assets in the Portfolio, receiving a beneficial interest in that Portfolio. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

    DESCRIPTION OF SHARES. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of the Fund represent equal proportionate interests in the assets of the Fund only and have identical voting, dividend, redemption, liquidation, and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

    SHAREHOLDER MEETINGS. The trustees of the Trust do not intend to hold annual meetings of shareholders of the Fund. The trustees will call special meetings of shareholders of the Fund only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that Fund entitled to vote.

    CERTAIN PROVISIONS OF TRUST INSTRUMENT. Under Delaware law, the shareholders of the Fund will not be personally liable for the obligations of the Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or the Fund contains a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively.

          The Portfolio

----------------------------------------------------------------------

   The Portfolio is a separate series of Managers Trust, a New York common law trust organized as of December 1, 1992. Managers Trust is registered under the 1940 Act as a diversified, open-end management investment company. Managers Trust has seven separate portfolios. The assets of each portfolio belong only to that portfolio, and the liabilities of each portfolio are borne solely by that portfolio and no other.

    FUNDS' INVESTMENTS IN PORTFOLIOS. The Fund is a "feeder fund" that seeks to achieve its investment objective by investing all of its net investable assets in the Portfolio, which is a "master fund." The Portfolio, which has the same investment objective, policies, and limitations as the Fund, in turn invests in securities; the Fund thus acquires an indirect interest in those securities.
   The Fund's investment in the Portfolio is in the form of a non-transferable beneficial interest. Members of the general public may not purchase a direct interest in the Portfolio.
   The Portfolio may also permit other investment companies and/or other institutional investors to invest in the Portfolio. All investors will invest in the Portfolio on the same terms and conditions as the Fund and will pay a proportionate share of the Portfolio's expenses. Other investors in the Portfolio are not required to sell their shares at the same public offering price as the Fund, could have a different administration fee and expenses than the Fund, and might charge a sales commission. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests exclusively in the Portfolio. There is currently no such other investment company that offers its shares directly to members of the general public. Information regarding any fund that invests in the Portfolio is available from N&B Management by calling 800-877-9700.
   The trustees of the Trust believe that investment in the Portfolio by other potential investors in addition to the Fund may enable the Portfolio to realize economies of scale that could reduce its operating expenses, thereby producing higher returns and benefitting all shareholders.
   The Fund may withdraw its entire investment from the Portfolio at any time, if the trustees of the Trust determine that it is in the best interests of the Fund and its shareholders to do so. The Fund might withdraw, for example, if there were other investors in the Portfolio with power to, and who did by a vote of all investors (including the Fund), change the investment objective, policies, or limitations of the Portfolio in a manner not acceptable to the trustees of the Trust. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio to the Fund. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's investment portfolio. If the Fund decided to convert those securities to cash, it usually would incur brokerage fees or other transaction costs. If the Fund withdrew its investment from the Portfolio, the trustees of the Trust would consider what actions might be taken, including the investment of all of the Fund's net investable assets in another pooled investment entity having substantially the same investment objective as the Fund or the retention by the Fund of its own investment manager to manage its assets in accordance with its investment objective, policies, and limitations. The inability of the Fund to find a suitable replacement could have a significant impact on shareholders.

    INVESTOR MEETINGS AND VOTING. The Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in the Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Portfolio. On most issues subjected to a vote of investors, the Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by the Fund's shareholders. If there are other investors in the Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders will receive a majority of votes cast by all Portfolio investors; indeed, if other investors hold a majority interest in the Portfolio, they could have voting control of the Portfolio.

    CERTAIN PROVISIONS. Each investor in the Portfolio, including the Fund, will be liable for all obligations of the Portfolio. However, the risk of an investor in the Portfolio incurring financial loss beyond the amount of its investment on account of such liability would be limited to circumstances in which the Portfolio had inadequate insurance and was unable to meet its obligations out of its assets. Upon liquidation of the Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

DESCRIPTION OF INVESTMENTS

   In addition to the securities referred to in "Investment Programs" herein, the Portfolio may make the following investments, among others, individually or in combination, although it may not necessarily buy all of the types of securities or use all of the investment techniques that are described. For additional information on the following investments and on other types of investments which the Portfolios may make, see the SAIs.

    U.S. GOVERNMENT AND AGENCY SECURITIES. U.S. Government Securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States. U.S. Government Agency Securities are issued or guaranteed by U.S. Government agencies, or by instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), Fannie Mae (formerly, Federal National Mortgage Association), Federal Home Loan Mortgage Corporation ("FHLMC"), Student Loan Marketing Association ("SLMA"), and Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer's ability to borrow from the U.S. Treasury, subject to the Treasury's discretion in certain cases, or only by the credit of the issuer. U.S.
Government Agency Securities include U.S. Government Agency mortgage-backed securities. The market prices of U.S. Government Agency Securities are not guaranteed by the Government and generally fluctuate inversely with changing interest rates.

    VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities have interest rate adjustment formulas that may help to stabilize their market value. Many of these instruments carry a demand feature which permits the Portfolio to sell them during a determined time period at par value plus accrued interest. The demand feature is often backed by a credit instrument, such as a letter of credit, or by a creditworthy insurer. The Portfolio may rely on the credit instrument or the creditworthiness of the insurer in purchasing a variable or floating rate security. For purposes of determining its dollar-weighted average maturity, the Portfolio calculates the remaining maturity of variable and floating rate instruments as provided in Rule 2a-7 under the 1940 Act.

    REPURCHASE AGREEMENTS/SECURITIES LOANS. In a repurchase agreement, the Portfolio buys a security from a Federal Reserve member bank or a securities dealer and simultaneously agrees to sell it back at a higher price, at a specified date, usually less than a week later. The underlying securities must fall within the Portfolio's investment policies and limitations (but not limitations as to maturity). The Portfolio also may lend portfolio securities to banks, brokerage firms or institutional investors to earn income. Costs, delays, or losses could result if the selling party to a repurchase agreement or the borrower of portfolio securities becomes bankrupt or otherwise defaults. N&B Management monitors the creditworthiness of borrowers and repurchase agreement sellers.

    ILLIQUID SECURITIES. The Portfolio may invest up to 15% of its net assets in illiquid securities, which are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. Due to the absence of an active trading market, the Portfolio may experience difficulty in valuing or disposing of illiquid securities. N&B Management determines the liquidity of the Portfolio's securities, under general supervision of the trustees of Managers Trust.

    RESTRICTED SECURITIES AND RULE 144A SECURITIES. The Portfolio may invest in restricted securities and Rule 144A securities. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933, as amended ("1933 Act"). Unless registered for sale, these securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Rule 144A securities, although not registered, may be resold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Unregistered securities may also be sold abroad pursuant to Regulation S under the 1933 Act. Foreign securities that are freely tradeable in their principal market are not considered restricted securities even if they are not registered for sale in the United States. Restricted securities are generally considered illiquid. N&B Management, acting pursuant to guidelines established by the trustees of Managers Trust, may determine that some restricted or Rule 144A securities are liquid.

    REVERSE  REPURCHASE  AGREEMENTS.  In  a  reverse  repurchase  agreement, the
Portfolio sells securities to a bank or securities dealer and simultaneously agrees to repurchase the same securities at a higher price on a specific date. During the period before the repurchase, the Portfolio continues to receive principal and interest payments on the securities. The Portfolio will maintain a segregated account consisting of cash or appropriate liquid securities to cover its obligations under reverse repurchase agreements. The Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Reverse repurchase agreements may increase fluctuations in the Portfolio's and the Fund's NAV and may be viewed as a form of leverage. N&B Management monitors the creditworthiness of parties to reverse repurchase agreements.

    WHEN-ISSUED TRANSACTIONS. In a when-issued transaction, the Portfolio commits to purchase securities that will be issued at a future date (generally within three months) in order to secure an advantageous price and yield at the time of the commitment and pays for the securities when they are delivered. If the seller fails to complete the sale, the Portfolio may lose the opportunity to obtain a favorable price and yield. When-issued securities may decline or increase in value during the period from the Portfolio's investment commitment to the settlement of the purchase, which may magnify fluctuation in the Fund's NAV.

    MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent interests in, or are secured by and payable from, pools of mortgage loans, including collateralized mortgage obligations. These securities include U.S. Government Agency mortgage-backed securities, which are issued or guaranteed by a U.S. Government agency or instrumentality (though not necessarily backed by the full faith and credit of the United States), such as GNMA, Fannie Mae, and FHLMC certificates. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans. These issuers include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private mortgage-backed securities may be supported by U.S. Government Agency mortgage-backed securities or some form of non-governmental credit enhancement. Mortgage-backed securities may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market's perception of the issuer may affect the value of mortgage-backed securities. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. N&B Management determines the effective life of mortgage-backed securities based on industry practice and current market conditions. If N&B Management's determination is not borne out in practice, it could positively or negatively affect the value of the Portfolio when market interest rates change. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.

    ASSET-BACKED SECURITIES. Asset-backed securities represent interests in, or are secured by and payable from, pools of assets, such as consumer loans, CARS-SM-("Certificates for Automobile Receivables"), credit card receivables securities, and installment loan contracts. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy. The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments on asset-backed securities is greater than in the case of mortgage-backed securities.

    FOREIGN INVESTMENTS. The Portfolio may invest in U.S. dollar-denominated foreign securities. Foreign securities may be affected by potentially adverse local, political, economic, social or diplomatic developments in foreign countries, the investment significance of which may be difficult to discern. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. In addition, foreign markets may be less liquid or more volatile than U.S. markets and may offer less protection to investors. It may be difficult to invoke legal process or to enforce contractual obligations abroad.

    MUNICIPAL OBLIGATIONS. Municipal obligations are issued by or on behalf of states, the District of Columbia, and U.S. territories and possessions and their political subdivisions, agencies, and instrumentalities. The interest on municipal obligations is generally exempt from federal income tax. Municipal obligations include "general obligation" securities, which are backed by the full taxing power of a municipality, and "revenue" securities, which are backed by the income from a specific project, facility, or tax. Municipal obligations also include industrial development and other private activity bonds -- the interest on which may be a tax preference item for purposes of the federal alternative minimum tax -- which are issued by or on behalf of public authorities and are not backed by the credit of any governmental or public authority. "Anticipation notes" are issued by municipalities in expectation of future proceeds from the issuance of bonds, or from taxes or other revenues, and are payable from those bond proceeds, taxes, or revenues. Municipal obligations also include tax-exempt commercial paper, which is issued by municipalities to help finance short-term capital or operating requirements. Current efforts to restructure the federal budget and the relationship between the federal government and state and local governments may adversely impact the financing of some issuers of municipal securities. Some states and localities are experiencing substantial deficits and may find it difficult for political or economic reasons to increase taxes. Efforts are under way that may result in a restructuring of the federal income tax system. These developments could reduce the value of all municipal securities, or the securities of particular issuers.

    ZERO COUPON SECURITIES. Zero coupon securities do not pay interest currently; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily income, the Portfolio accrues a portion of the difference between a zero coupon security's purchase price and its face value.

USE OF JOINT STATEMENT
OF ADDITIONAL INFORMATION

   The Fund and the Portfolio each acknowledges that it is solely responsible for all information or lack of information about the Fund and Portfolio in the SAI, and no other series of the Trust or portfolio of Managers Trust is responsible therefor. The trustees of the Trust and of Managers Trust have considered this factor in approving the Fund's use of a single combined SAI.

DIRECTORY

INVESTMENT MANAGER, ADMINISTRATOR,
AND DISTRIBUTOR
Neuberger&Berman Management Incorporated
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700
Institutional Services 800-366-6264

SUB-ADVISER
Neuberger&Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN AND SHAREHOLDER
SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

ADDRESS CORRESPONDENCE TO:
Neuberger&Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1800

Neuberger&Berman, Neuberger&Berman Management Inc., and Neuberger&Berman Cash Reserves are service marks or registered trademarks of Neuberger&Berman, LLC or Neuberger&Berman Management Inc.
-C- 1997 Neuberger&Berman Management Inc.

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NEUBERGER & BERMAN MANAGEMENT INC.-Registered Trademark-

            605 THIRD AVENUE 2ND FLOOR
            NEW YORK, NY 10158-0180
            SHAREHOLDER SERVICES
            800.877.9700
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